Note 14. Restructuring	12 Months Ended
Dec. 31, 2011
Restructuring and Related Activities Disclosure [Text Block]

14. Restructuring

In 2011, the Company committed to restructuring plans that include exit activities at manufacturing sites in West Lebanon, New Hampshire and Pulau Indah, Selangor, Malaysia.  The Company has substantially completed these activities at December 31, 2011.  These exit activities impact approximately 165 employees and are intended to reduce the Company’s fixed cost structure and better align its global manufacturing and distribution footprint.

The following provides a summary of restructuring costs incurred during 2011 to date and total expected restructuring costs associated with these activities by major type of cost:

As of December 31, 2011
		Cumulative	Total Expected
	Year Ended	Restructuring	Restructuring
	December 31, 2011	Costs	Costs
Employee termination benefits	$ 3,197	$ 3,197	$ 3,700
Other restructuring costs	2,207	2,207	4,100
Total restructuring costs	$ 5,404	$ 5,404	$ 7,800

Employee termination benefits primarily include severance and retention payments to employees impacted by exit activities.  Other restructuring costs include changes to the lease terms of the impacted facility, expense to relocate certain individuals and equipment to other manufacturing locations and employee training costs.

The following is a rollforward of the liabilities associated with the restructuring activities since the inception of the plan.  The liabilities are reported as a component of accrued and other liabilities in the accompanying consolidated balance sheet as of December 31, 2011.

	Employee	Other
	Termination	Restructuring
	Benefits	Costs	Total
Charges	$ 3,197	$ 2,207	$ 5,404
Payments and other adjustments	(1,626)	(1,912)	(3,538)
Balance as of December 31, 2011	$ 1,571	$ 295	$ 1,866

The remaining payments for these exit activities are expected to be made primarily in the first quarter of 2012 with some continuing payments throughout 2012.